Exhibit 99.1

NUTANIX, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Restated For New Revenue Standard		Previously Reported		Change
Year Ended July 31,	2016	2017	2016	2017	2016	2017
Revenue:
Product	$413,910	$673,297	$350,798	$583,011	$63,112	$90,286
Support and other services	89,500	172,606	94,130	183,858	(4,630)	(11,252)
Total revenue	503,410	845,903	444,928	766,869	58,482	79,034
Cost of revenue:
Product	133,541	249,393	133,541	249,393	—	—
Support and other services	37,246	77,938	37,246	77,938	—	—
Total cost of revenue	170,787	327,331	170,787	327,331	—	—
Gross profit	332,623	518,572	274,141	439,538	58,482	79,034
Operating expenses:
Sales and marketing	286,584	501,021	288,493	500,529	(1,909)	492
Research and development	116,400	288,619	116,400	288,619	—	—
General and administrative	34,265	77,341	34,265	77,341	—	—
Total operating expenses	437,249	866,981	439,158	866,489	(1,909)	492
Loss from operations	(104,626)	(348,409)	(165,017)	(426,951)	60,391	78,542
Other expense—net	(1,290)	(26,377)	(1,290)	(26,377)	—	—
Loss before provision for income taxes	(105,916)	(374,786)	(166,307)	(453,328)	60,391	78,542
Provision for income taxes	2,317	4,852	2,192	4,683	125	169
Net loss	$(108,233)	$(379,638)	$(168,499)	$(458,011)	$60,266	$78,373
Net loss per share —basic and diluted	$(2.46)	$(2.96)	$(3.83)	$(3.57)	$1.37	$0.61

Restated results reflect the adoption of the new revenue recognition standard. Previously reported results for fiscal year 2016 were derived from audited financial statements included in our prospectus filed pursuant to Rule 424(b)(4), as amended, on September 28, 2016. Results for fiscal year 2017 were derived from financial statements that will be included in the Annual Report on Form 10-K for the year ended July 31, 2017.

NUTANIX, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	Restated For New Revenue Standard		Previously Reported		Change
As of July 31,	2016	2017	2016	2017	2016	2017

Assets
Current assets:
Cash and cash equivalents	$99,209	$138,359	$99,209	$138,359	$—	$—
Short-term investments	85,991	210,694	85,991	210,694	—	—
Accounts receivable—net	110,659	178,876	110,659	178,876	—	—
Deferred commissions—current	14,216	23,843	17,864	27,679	(3,648)	(3,836)
Prepaid expenses and other current assets	16,138	28,362	16,138	28,362	—	—
Total current assets	326,213	580,134	329,861	583,970	(3,648)	(3,836)
Property and equipment—net	42,218	58,072	42,218	58,072	—	—
Deferred commissions—non-current	35,306	49,684	19,029	33,709	16,277	15,975
Intangible assets-net	—	26,001	—	26,001	—	—
Goodwill	—	16,672	—	16,672	—	—
Other assets—non-current	7,978	7,649	7,978	7,649	—	—
Total assets	$411,715	$738,212	$399,086	$726,073	$12,629	$12,139
Liabilities, Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$52,111	$73,725	$52,111	$73,725	$—	$—
Accrued compensation and benefits	24,547	57,521	24,547	57,521	—	—
Accrued expenses and current other liabilities	5,662	9,707	5,537	9,414	125	293
Deferred revenue—current	101,607	170,123	130,569	233,498	(28,962)	(63,375)
Total current liabilities	183,927	311,076	212,764	374,158	(28,837)	(63,082)
Deferred revenue—non-current	116,874	198,933	165,896	292,573	(49,022)	(93,640)
Senior notes	73,260	—	73,260	—	—	—
Convertible preferred stock warrant liability	9,679	—	9,679	—	—	—
Early exercised stock options liability	2,320	851	2,320	851	—	—
Other liabilities—non-current	1,103	10,289	1,103	10,289	—	—
Total liabilities	387,163	521,149	465,022	677,871	(77,859)	(156,722)
Commitments and contingencies					—	—
Convertible preferred stock	310,379	—	310,379	—	—	—
Stockholders’ (deficit) equity:					—	—
Common stock	1	4	1	4	—	—
Additional paid-in capital	65,629	948,134	65,629	948,134	—	—
Accumulated other comprehensive loss	(12)	(106)	(12)	(106)	—	—
Accumulated deficit	(351,445)	(730,969)	(441,933)	(899,830)	90,488	168,861
Total stockholders’ (deficit) equity	(285,827)	217,063	(376,315)	48,202	90,488	168,861
Total liabilities, convertible preferred stock and stockholders’ (deficit) equity	$411,715	$738,212	$399,086	$726,073	$12,629	$12,139

Restated results reflect the adoption of the new revenue recognition standard. Previously reported results for fiscal year 2016 were derived from audited financial statements included in our prospectus filed pursuant to Rule 424(b)(4), as amended, on September 28, 2016. Results for fiscal year 2017 were derived from financial statements that will be included in the Annual Report on Form 10-K for the year ended July 31, 2017.

NUTANIX, INC.
QUARTERLY FINANCIAL INFORMATION
(In thousands, except per share data, unaudited)

Fiscal Year 2016	Q1 2016			Q2 2016			Q3 2016			Q4 2016
	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted

Product revenue	$70,396	$13,693	$84,089	$81,229	$14,652	$95,881	$89,957	$12,434	$102,391	$109,216	$22,333	$131,549
Support and other services	17,360	(904)	16,456	21,468	(957)	20,511	24,733	(1,156)	23,577	30,569	(1,613)	28,956
Total revenue	$87,756	$12,789	$100,545	$102,697	$13,695	$116,392	$114,690	$11,278	$125,968	$139,785	$20,720	$160,505
Gross profit	$52,677	$12,789	$65,466	$64,761	$13,695	$78,456	$71,297	$11,278	$82,575	$85,406	$20,720	$106,126
Gross margin	60.0%	5.1%	65.1%	63.1%	4.3%	67.4%	62.2%	3.4%	65.6%	61.1%	5.0%	66.1%
Operating expenses	$89,831	$(455)	$89,376	$99,992	$(900)	$99,092	$116,000	$(71)	$115,929	$133,335	$(483)	$132,852
Loss from operations	$(37,154)	$13,244	$(23,910)	$(35,231)	$14,595	$(20,636)	$(44,703)	$11,349	$(33,354)	$(47,929)	$21,203	$(26,726)
Net Loss	$(38,545)	$13,228	$(25,317)	$(33,205)	$14,565	$(18,640)	$(46,820)	$11,317	$(35,503)	$(49,929)	$21,157	$(28,772)
Basic and diluted net loss per share	$(0.90)	$0.31	$(0.59)	$(0.76)	$0.33	$(0.43)	$(1.05)	$0.25	$(0.80)	$(1.11)	$0.47	$(0.64)
Pro forma net loss per share -basic and diluted	$(0.32)	$0.11	$(0.21)	$(0.28)	$0.12	$(0.16)	$(0.39)	$0.10	$(0.29)	$(0.41)	$0.17	$(0.24)

Fiscal Year 2017	Q1 2017			Q2 2017			Q3 2017			Q4 2017
	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted

Product revenue	$129,657	$23,879	$153,536	$138,508	$19,705	$158,213	$143,142	$16,934	$160,076	$171,704	$29,768	$201,472
Support and other services	37,152	$(2,127)	35,025	43,687	(2,686)	41,001	48,621	(3,027)	45,594	54,398	(3,412)	50,986
Total revenue	$166,809	$21,752	$188,561	$182,195	$17,019	$199,214	$191,763	$13,907	$205,670	$226,102	$26,356	$252,458
Gross profit	$97,047	$21,752	$118,799	$105,349	$17,019	$122,368	$108,557	$13,907	$122,464	$128,585	$26,356	$154,941
Gross margin	58.2%	4.8%	63.0%	57.8%	3.6%	61.4%	56.6%	2.9%	59.5%	56.9%	4.5%	61.4%
Operating expenses	$233,428	$(150)	$233,278	$197,639	$130	$197,769	$218,224	$(1,261)	$216,963	$217,198	$1,773	$218,971
Loss from operations	$(136,381)	$21,902	$(114,479)	$(92,290)	$16,889	$(75,401)	$(109,667)	$15,168	$(94,499)	$(88,613)	$24,583	$(64,030)
Net Loss	$(162,169)	$21,867	$(140,302)	$(93,212)	$16,843	$(76,369)	$(111,977)	$15,142	$(96,835)	$(90,653)	$24,521	$(66,132)
Basic and diluted net loss per share	(2.18)	$0.29	$(1.89)	$(0.66)	$0.12	$(0.54)	$(0.78)	$0.11	$(0.67)	$(0.59)	$0.16	$(0.43)
Pro forma net loss per share -basic and diluted *	$(1.26)	$0.17	$(1.09)	$(0.66)	$0.12	$(0.54)	$(0.78)	$0.11	$(0.67)	$(0.59)	$0.16	$(0.43)

Restated quarterly results reflect the adoption of the new revenue recognition standard. Previously reported quarterly results for fiscal year 2016 and 2017 were derived from unaudited quarterly financial results presented.

* Pro forma basic and diluted net loss per share was computed to give effect to the conversion of all outstanding convertible preferred stock upon closing of our initial public offering on October 5, 2016, as if the conversion had occurred at the beginning of the period.